As filed with the United States Securities and Exchange Commission on August 8, 2003

                                                      Registration No. 333-34088

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         -------------------------------

                         POST EFFECTIVE AMENDMENT NO. 2

                                       TO

                                    FORM S-1
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                         -------------------------------

                         INTEGON RE (BARBADOS), LIMITED
               (Exact name of registrant as specified in charter)

          Barbados                     6331                  Not Applicable
(State or other jurisdiction     (Primary Standard          (I.R.S. employer
     of incorporation or            Industrial            identification number)
        organization)        Classification Code Number)

                               One Financial Place
                                 Collymore Rock
                           St. Michael, Barbados, W.I.
                                 (246) 436-4895
          (Address, including zip code, and telephone number, including area code, of principal executive office)
                         -------------------------------

                                 RONALD W. JONES
                         Integon Re (Barbados), Limited
                               One Financial Place
                                 Collymore Rock
                           St. Michael, Barbados, W.I.
                                 (246) 436-4895
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                         -------------------------------

                                   Copies to:
                           George R. Abramowitz, Esq.
                     LeBoeuf, Lamb, Greene & MacRae, L.L.P.
                          1875 Connecticut Avenue, N.W.
                             Washington, D.C. 20009

                                       and

                           Joseph L. Seiler III, Esq.
                     LeBoeuf, Lamb, Greene & MacRae, L.L.P.
                              125 West 55th Street
                             New York, NY 10019-5389
                         -------------------------------

      Approximate date of commencement of proposed sale to the public: Not applicable.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462 (b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]



================================================================================

                                EXPLANATORY NOTE

     The purpose of this Post-Effective Amendment No. 2 (this "Amendment") to the Registration Statement on Form S-1 (Registration No. 333-34088) (the "Registration Statement") is to deregister all securities registered pursuant to the Registration Statement but unissued as of the date this Amendment is filed.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Michael, Barbados, on August 6, 2003.

                               INTEGON RE (BARBADOS), LIMITED


                               By:    /s/ Vinston E. Hampden
                                      ------------------------
                                      Vinston E. Hampden Vice-President,
                                      Finance, Principal Financial Officer and
                                      Principal Accounting Officer

                               Date:  August 6, 2003

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

         SIGNATURE                    TITLE                         DATE

 /s/ Mitchell F. White         Chairman and Chief               August 6, 2003
--------------------------     Executive Officer,
 Mitchell F. White             President and Director

 /s/ Vinston E. Hampden        Vice-President, Finance,         August 6, 2003
--------------------------     Principal Financial
 Vinston E. Hampden            Officer and Principal
                               Accounting Officer

 /s/ Bernard J. Buselmeier     Vice-President and Director      August 6, 2003
--------------------------
 Bernard J. Buselmeier

 /s/ Kenneth J. Jakubowski     Vice-President and Director      August 6, 2003
--------------------------
 Kenneth J. Jakubowski

---------------------------    Director
 Peter R. P. Evelyn

 /s/ Beth C. Spilman           Director                         August 6, 2003
-------------------------
 Beth C. Spilman

-------------------------      Director
 Scott R. Eidman